Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	340 Fremont Owners Association	California
7	777 Sixth Avenue Owner LLC	Delaware
8	88 Hillside Homeowners Association	California
9	Alban Towers LLC	District of Columbia
10	Amberton Apartments, L.L.C.	Virginia
11	ANE Associates, L.L.C.	Delaware
12	API Emeryville Parkside LLC	Delaware
13	API Town Center III (Borrower) GP LLC	Delaware
14	API Town Center III (Borrower) LP	Delaware
15	API Town Center South I LLC	Delaware
16	API Town Center South III LLC	Delaware
17	Archstone	Maryland
18	Archstone 101 West End Avenue GP LLC	Delaware
19	Archstone 101 West End Avenue LP	Delaware
20	Archstone 180 Montague GP LLC	Delaware
21	Archstone 180 Montague LP	Delaware
22	Archstone 5 Holdings LP	Delaware
23	Archstone 5 LLC	Delaware
24	Archstone 6 Holdings LP	Delaware
25	Archstone 6 LLC	Delaware
26	Archstone Alban Towers LLC	Delaware
27	Archstone Arlington Courthouse Plaza LLC	Delaware
28	Archstone Avenir GP LLC	Delaware
29	Archstone Avenir LP	Delaware
30	Archstone Camargue LLC	Delaware
31	Archstone Camargue Mezz LLC	Delaware
32	Archstone CCP LLC	Delaware
33	Archstone Chelsea GP LLC	Delaware
34	Archstone Chelsea LP	Delaware
35	Archstone Columbia Crossing LLC	Delaware
36	Archstone Columbia Crossing Mezz LLC	Delaware
37	Archstone Communities LLC	Delaware
38	Archstone Concourse LLC	Delaware
39	Archstone Cronin's Landing LLC	Delaware
40	Archstone Crystal Place LLC	Delaware
41	Archstone Daggett Place LLC	Delaware
42	Archstone DC 3 Holdings LLC	Delaware
43	Archstone DC 5 Holdings LLC	Delaware
44	Archstone DC 6 Holdings LLC	Delaware
45	Archstone DC 7 Holdings LLC	Delaware
46	Archstone DC Holdings LLC	Delaware
47	Archstone DC Investments 3-I LP	Delaware

	Entity	Formation State
48	Archstone DC Investments 3-II LP	Delaware
49	Archstone DC Investments 5-I LP	Delaware
50	Archstone DC Investments 5-II LP	Delaware
51	Archstone DC Investments 6-I LP	Delaware
52	Archstone DC Investments 6-II LP	Delaware
53	Archstone DC Investments 7 LLC	Delaware
54	Archstone DC Master Holdings LLC	Delaware
55	Archstone DC Property Holdings LP	Delaware
56	Archstone Del Mar Heights GP LLC	Delaware
57	Archstone Del Mar Heights LP	Delaware
58	Archstone Developer LLC	Delaware
59	Archstone East 39th Street (Nominee) GP LLC	Delaware
60	Archstone East 39th Street (Nominee) LP	Delaware
61	Archstone East 39th Street GP LLC	Delaware
62	Archstone East 39th Street Holdings GP LLC	Delaware
63	Archstone East 39th Street Holdings LP	Delaware
64	Archstone East 39th Street Land LLC	Delaware
65	Archstone East 39th Street LP	Delaware
66	Archstone East 39th Street Principal GP LLC	Delaware
67	Archstone East 39th Street Principal LP	Delaware
68	Archstone Emeryville Residential LLC	Delaware
69	Archstone Gallery at Rosslyn LLC	Delaware
70	Archstone Gallery at Virginia Square I LLC	Delaware
71	Archstone Gallery at Virginia Square II LLC	Delaware
72	Archstone Gallery at Virginia Square III LLC	Delaware
73	Archstone Gateway Place LLC	Delaware
74	Archstone Hoboken Holdings LLC	Delaware
75	Archstone HoldCo CM LLC	Delaware
76	Archstone Inc.	Maryland
77	Archstone Investments 7-I LP	Delaware
78	Archstone Investments 7-II LP	Delaware
79	Archstone Long Beach GP LLC	Delaware
80	Archstone Long Beach LP	Delaware
81	Archstone Master Holdings GP LLC	Delaware
82	Archstone Master Holdings LLC	Delaware
83	Archstone Master Property Holdings GP, LLC	Delaware
84	Archstone Master Property Holdings LLC	Delaware
85	Archstone Multifamily Series I Trust	Delaware
86	Archstone Multifamily Series II LLC	Delaware
87	Archstone Multifamily Series III LLC	Delaware
88	Archstone Multifamily Series IV LLC	Delaware
89	Archstone Near Northeast LLC	Delaware
90	Archstone Northcreek LLC	Delaware
91	Archstone Oakwood Boston LLC	Delaware
92	Archstone Palmetto Park LLC	Delaware
93	Archstone Palmetto Park Member LLC	Delaware
94	Archstone Parallel Residual JV 2, LLC	Delaware
95	Archstone Parallel Residual JV, LLC	Delaware
96	Archstone Presidio View Member LLC	Delaware
97	Archstone Property Holdings GP LLC	Delaware
98	Archstone Property Holdings LLC	Delaware

	Entity	Formation State
99	Archstone Redmond Court LLC	Delaware
100	Archstone Residual JV, LLC	Delaware
101	Archstone Rincon Hill GP LLC	Delaware
102	Archstone Rincon Hill LP	Delaware
103	Archstone San Mateo Holdings LP	Delaware
104	Archstone Sausalito GP LLC	Delaware
105	Archstone Sausalito LP	Delaware
106	Archstone Showplace Square LLC	Delaware
107	Archstone Smith Corporate Holdings LLC	Delaware
108	Archstone South Market GP LLC	Delaware
109	Archstone South Market LP	Delaware
110	Archstone South Market Mezz GP LLC	Delaware
111	Archstone South Market Mezz LP	Delaware
112	Archstone Tenside Member LLC	Delaware
113	Archstone Texas Land Holdings LLC	Delaware
114	Archstone Trademark JV, LLC	Delaware
115	Archstone Westchester at Old Town GP LLC	Delaware
116	Archstone Westchester at Old Town LP	Delaware
117	Archstone-Smith Unitholder Services LLC	Delaware
118	Arrington Place Condominium Association	Washington
119	Artery Northampton Limited Partnership	Maryland
120	ASN Bellevue LLC	Delaware
121	ASN CambridgePark LLC	Delaware
122	ASN Dupont Circle LLC	Delaware
123	ASN Fairchase LLC	Delaware
124	ASN Fairchase Mezz LLC	Delaware
125	ASN Foundry LLC	Delaware
126	ASN Hoboken I LLC	Delaware
127	ASN Hoboken II LLC	Delaware
128	ASN Kendall Square LLC	Delaware
129	ASN Key West LLC	Delaware
130	ASN Lake Mendota Investments LLC	Delaware
131	ASN Monument Park LLC	Delaware
132	ASN Murray Hill LLC	Delaware
133	ASN Northgate, LLC	Delaware
134	ASN Park Essex LLC	Delaware
135	ASN Quarry Hills LLC	Delaware
136	ASN Redmond Park LLC	Delaware
137	ASN San Mateo GP LLC	Delaware
138	ASN San Mateo Holdings GP LLC	Delaware
139	ASN San Mateo LP	Delaware
140	ASN Santa Clara GP LLC	Delaware
141	ASN Santa Clara LP	Delaware
142	ASN Santa Clara Mezz GP LLC	Delaware
143	ASN Santa Clara Mezz LP	Delaware
144	ASN Santa Monica GP LLC	Delaware
145	ASN Santa Monica LP	Delaware
146	ASN Santa Monica Mezz GP LLC	Delaware
147	ASN Santa Monica Mezz LP	Delaware
148	ASN Seattle LLC	Delaware
149	ASN Ventura Four LLC	Delaware

	Entity	Formation State
150	ASN Ventura LLC	Delaware
151	ASN Ventura Two LLC	Delaware
152	ASN Warner Center LLC	Delaware
153	ASN Watertown LLC	Delaware
154	ASN Westmont LLC	Delaware
155	ASN Wisconsin Place (Residential) LLC	Delaware
156	ASN Wisconsin Place (Retail) LLC	Delaware
157	Azure Mission Bay Owners Association	California
158	BEL Residential Properties Trust	Maryland
159	BEL-EQR II Limited Partnership	Illinois
160	BEL-EQR II, L.L.C.	Delaware
161	Brookside Place Associates, L.P.	California
162	Brookside Place G.P. Corp.	Delaware
163	Buena Vista Place Associates	Florida
164	Canyon Creek Village Associates, L.P.	California
165	Canyon Creek Village G.P. Corp.	Delaware
166	Capital Mezz LLC	Delaware
167	CAPREIT Garden Lake Limited Partnership	Georgia
168	CAPREIT Highland Grove Limited Partnership	Georgia
169	CAPREIT Mariner's Wharf Limited Partnership	Florida
170	CAPREIT Silver Springs Limited Partnership	Florida
171	CAPREIT Westwood Pines Limited Partnership	Florida
172	CAPREIT Woodcrest Villa Limited Partnership	Michigan
173	Carrollwood Place Limited Partnership	Texas
174	Cedar Crest General Partnership	Illinois
175	Charles River Park "D" Company	Massachusetts
176	Cobblestone Village Community Rentals, L.P.	California
177	Cobblestone Village G.P. Corp.	Delaware
178	Country Club Associates Limited Partnership	Maryland
179	Country Oaks Associates, L.P.	California
180	Country Oaks G.P. Corp.	Delaware
181	Country Ridge General Partnership	Illinois
182	CRICO of Fountain Place Limited Partnership	Minnesota
183	CRICO of Ocean Walk Limited Partnership	Florida
184	Crowntree Lee Vista, L.L.C.	Delaware
185	CRP Service Company, L.L.C.	Delaware
186	CRSI SPV 103, Inc.	Delaware
187	CRSI SPV 30130, Inc.	Delaware
188	CRSI SPV 30150, Inc.	Delaware
189	CRSI SPV 30197, Inc.	Delaware
190	DB Master Accommodation LLC	Delaware
191	Deerfield Associates, L.P.	California
192	Deerfield G.P. Corp.	Delaware
193	Duxford Insurance Company, LLC	Vermont
194	Duxford LLC	Delaware
195	E-Lodge Associates Limited Partnership	Illinois
196	EC-Alexandria, LLC	Delaware
197	EC-Belle Arts, L.L.C.	Delaware
198	EC-Mission Verde, LLC	Delaware
199	EC-Mission Verde, LP	Delaware
200	EC-Pacific Cove, L.L.C.	Delaware

	Entity	Formation State
201	ECH-GFR, Inc.	Ohio
202	Edgewater Community Rentals, L.P.	California
203	Edgewater G.P. Corp.	Delaware
204	EQR - Briarwood Limited Partnership	California
205	EQR - S & T, L.L.C.	Delaware
206	EQR (1999) Homestead LLC	Delaware
207	EQR (1999) Master Limited Liability Company	Delaware
208	EQR (1999) Towers LLC	Delaware
209	EQR Chase Knolls Lender LLC	Delaware
210	EQR Ironwood, L.L.C.	Delaware
211	EQR Marks A, L.L.C.	Delaware
212	EQR No. One Master Limited Partnership	Delaware
213	EQR No. Two Master Limited Partnership	Delaware
214	EQR/KB California RCI LLC	Delaware
215	EQR/Lincoln Fort Lewis Communities LLC	Delaware
216	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
217	EQR/Lincoln RCI Southeast LLC	Delaware
218	EQR-12th & Massachusetts, LLC	Delaware
219	EQR-140 Riverside, LLC	Delaware
220	EQR-1500 Mass, LLC	Delaware
221	EQR-160 Riverside, LLC	Delaware
222	EQR-175 Kent Avenue A, LLC	Delaware
223	EQR-175 Kent Avenue B, LLC	Delaware
224	EQR-180 Riverside, LLC	Delaware
225	EQR-228 West 71st, LLC	Delaware
226	EQR-249 Third Street LLC	Delaware
227	EQR-2300 Elliott, LLC	Delaware
228	EQR-2400 Residential, L.L.C.	Delaware
229	EQR-2850 Kelvin GP LLC	Delaware
230	EQR-2850 Kelvin LP	Delaware
231	EQR-315 on A Apartments LLC	Delaware
232	EQR-320 Pine, LLC	Delaware
233	EQR-400 PAS, LLC	Delaware
234	EQR-401 Massachusetts, LLC	Delaware
235	EQR-41 West 86th, LLC	Delaware
236	EQR-4111 South Via Marina GP LLC	Delaware
237	EQR-4111 South Via Marina LP	Delaware
238	EQR-425 Massachusetts, LLC	Delaware
239	EQR-4th & Hill GP LLC	Delaware
240	EQR-4th & Hill LP	Delaware
241	EQR-50 West 77th, LLC	Delaware
242	EQR-51 University, LLC	Delaware
243	EQR-600 Washington, L.L.C.	Delaware
244	EQR-680 Berenedo GP A LLC	Delaware
245	EQR-680 Berenedo A LP	Delaware
246	EQR-680 Berendo GP LLC	Delaware
247	EQR-680 Berendo LP	Delaware
248	EQR-688 Berendo GP LLC	Delaware
249	EQR-688 Berendo LP	Delaware
250	EQR-71 Broadway, LLC	Delaware
251	EQR-Academy Village SPE, L.L.C.	Delaware

	Entity	Formation State
252	EQR-Academy Village, L.L.C.	Delaware
253	EQR-Acapella Pasadena GP, LLC	Delaware
254	EQR-Acapella Pasadena Limited Partnership	Delaware
255	EQR-Acheson Commons Limited Partnership	Delaware
256	EQR-Acheson Commons, LLC	Delaware
257	EQR-Acquisitions GP, LLC	Delaware
258	EQR-Acquisitions, LP	Delaware
259	EQR-Acton Berkeley Limited Partnership	Delaware
260	EQR-Acton Berkeley, LLC	Delaware
261	EQR-Alexan Terrace, L.L.C.	Delaware
262	EQR-Alexandria Orlando, L.L.C.	Delaware
263	EQR-Alexandria, L.L.C.	Delaware
264	EQR-Alcyone Apartments, LLC	Delaware
265	EQR-Apartment Holding Co., Inc.	New York
266	EQR-Apartment Holding LLC	Delaware
267	EQR-Arboretum, L.L.C.	Delaware
268	EQR-Arches Limited Partnership	Delaware
269	EQR-Arches, LLC	Delaware
270	EQR-Archstone TM Holder, LLC	Delaware
271	EQR-Arden Villas, L.L.C.	Delaware
272	EQR-ArtBHolder, L.L.C.	Delaware
273	EQR-ArtCapLoan, L.L.C.	Delaware
274	EQR-Artech Berkeley Limited Partnership	Delaware
275	EQR-Artech Berkeley LLC	Delaware
276	EQR-Artisan on Second Limited Partnership	Delaware
277	EQR-Artisan on Second, LLC	Delaware
278	EQR-Avanti, L.L.C.	Delaware
279	EQR-Avanti, L.P.	Delaware
280	EQR-Azure Creek, LLC	Delaware
281	EQR-Back Bay Manor, LLC	Delaware
282	EQR-Barrington, L.L.C.	Delaware
283	EQR-Bay Hill Conversion, LLC	Delaware
284	EQR-Bay Hill, LP	Delaware
285	EQR-Beatrice, LLC	Delaware
286	EQR-Bella Vista California GP, LLC	Delaware
287	EQR-Bella Vista California, LP	Delaware
288	EQR-Bella Vista, LLC	Delaware
289	EQR-Bellagio, L.L.C.	Delaware
290	EQR-Belle Fontaine Limited Partnership	Delaware
291	EQR-Belle Fontaine, LLC	Delaware
292	EQR-Bellevue Meadow GP Limited Partnership	Washington
293	EQR-Bellevue Meadow Limited Partnership	Washington
294	EQR-Bellevue Meadow, LLC	Delaware
295	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
296	EQR-Berkeleyan Berkeley, LLC	Delaware
297	EQR-Bond Partnership	Georgia
298	EQR-Bradley Park, L.L.C.	Delaware
299	EQR-Braintree, L.L.C.	Delaware
300	EQR-Breakwater Marina GP LLC	Delaware
301	EQR-Breakwater Marina LP	Delaware
302	EQR-Breton Hammocks Financing Limited Partnership	Illinois

	Entity	Formation State
303	EQR-Breton Hammocks Vistas, Inc.	Illinois
304	EQR-Briarwood GP Limited Partnership	California
305	EQR-Briarwood GP, LLC	Delaware
306	EQR-Broadway Towers, LLC	Delaware
307	EQR-Broadway Towers, LP	Delaware
308	EQR-Brookdale Village, L.L.C.	Delaware
309	EQR-BS Financing Limited Partnership	Illinois
310	EQR-C on Pico GP, LLC	Delaware
311	EQR-C on Pico, LP	Delaware
312	EQR-Camellero Financing Limited Partnership	Illinois
313	EQR-Cape House I, LLC	Delaware
314	EQR-Cape House I, LP	Delaware
315	EQR-Cape House II, LLC	Delaware
316	EQR-Capital, LLC	Delaware
317	EQR-Carmel Terrace Vistas, Inc.	Illinois
318	EQR-Cascade II, LLC	Delaware
319	EQR-Cascade, LLC	Delaware
320	EQR-Cedar Ridge GP, L.L.C.	Delaware
321	EQR-Cedar Ridge Limited Partnership	Illinois
322	EQR-Cedar Springs, LLC	Delaware
323	EQR-Cedar Springs, LP	Delaware
324	EQR-Centennial Court, L.L.C.	Delaware
325	EQR-Centennial Tower, L.L.C.	Delaware
326	EQR-Chardonnay Park, L.L.C.	Delaware
327	EQR-Chase Oaks, LLC	Delaware
328	EQR-Chase Oaks, LP	Delaware
329	EQR-Chase, LLC	Delaware
330	EQR-Chelsea Square GP Limited Partnership	Washington
331	EQR-Chelsea Square Limited Partnership	Washington
332	EQR-Chelsea, LLC	Delaware
333	EQR-Cherry Hill, L.L.C.	Delaware
334	EQR-Chickasaw Crossing, Inc.	Illinois
335	EQR-Chickasaw Crossing, L.L.C.	Delaware
336	EQR-Chinatown Gateway, L.L.C.	Delaware
337	EQR-Chinatown Gateway LP	Delaware
338	EQR-Church Corner, L.L.C.	Delaware
339	EQR-City Pointe Limited Partnership	Delaware
340	EQR-City Pointe, LLC	Delaware
341	EQR-Clarendon, LLC	Delaware
342	EQR-Cliffwalk, LLC	Delaware
343	EQR-Coachman Trails, L.L.C.	Delaware
344	EQR-Continental Villas Financing Limited Partnership	Illinois
345	EQR-Country Club Lakes, L.L.C.	Delaware
346	EQR-Cupertino GP LLC	Delaware
347	EQR-Cupertino LP	Delaware
348	EQR-Cypress Lake, L.L.C.	Delaware
349	EQR-Dartmouth Woods General Partnership	Illinois
350	EQR-Deerwood Vistas, Inc.	Illinois
351	EQR-Del Lago Vistas, Inc.	Illinois
352	EQR-Del Mar Ridge GP, LLC	Delaware
353	EQR-Del Mar Ridge, LP	Delaware

	Entity	Formation State
354	EQR-District Holding, LLC	Delaware
355	EQR-Doral Financing Limited Partnership	Illinois
356	EQR-Dulles, LLC	Delaware
357	EQR-Dupont Corcoran, LLC	Delaware
358	EQR-East 27th Street Apartments, LLC	Delaware
359	EQR-Element, LLC	Delaware
360	EQR-Eleve GP, LLC	Delaware
361	EQR-Eleve, LP	Delaware
362	EQR-Ellipse, LLC	Delaware
363	EQR-Emerald Park GP LLC	Delaware
364	EQR-Emerald Park LP	Delaware
365	EQR-Emerald Place Financing Limited Partnership	Illinois
366	EQR-Emeryville GP LLC	Delaware
367	EQR-Emeryville LP	Delaware
368	EQR-Encinitas GP LLC	Delaware
369	EQR-Encinitas LP	Delaware
370	EQR-Encore Limited Partnership	Delaware
371	EQR-Encore, LLC	Delaware
372	EQR-Enterprise Holdings, LLC	Delaware
373	EQR-EOI Financing Limited Partnership	Illinois
374	EQR-Essex Place Financing Limited Partnership	Illinois
375	EQR-EWR Holding, LP	Delaware
376	EQR-Exchange, LLC	Delaware
377	EQR-Eye Street, LLC	Delaware
378	EQR-Fairfax Corner, L.L.C.	Delaware
379	EQR-Fairfield, L.L.C.	Delaware
380	EQR-Fairfield Member LLC	Delaware
381	EQR-Fancap 2000A Limited Partnership	Illinois
382	EQR-Fancap 2000A, L.L.C.	Delaware
383	EQR-Fankey 2004 Limited Partnership	Illinois
384	EQR-Fankey 2004, L.L.C.	Delaware
385	EQR-Fanwell 2007 GP, LLC	Delaware
386	EQR-Fanwell 2007 Limited Partnership	Delaware
387	EQR-Fielders Crossing GP, L.L.C.	Delaware
388	EQR-Fielders Crossing Limited Partnership	Illinois
389	EQR-Fifth Wall LLC	Delaware
390	EQR-Fine Arts Berkeley Limited Partnership	Delaware
391	EQR-Fine Arts Berkeley, LLC	Delaware
392	EQR-Flatiron, LLC	Delaware
393	EQR-Flatlands, L.L.C.	Delaware
394	EQR-Foundry Member, LLC	Delaware
395	EQR-Fremont GP LLC	Delaware
396	EQR-Fremont LP	Delaware
397	EQR-Fresca 2009 GP, LLC	Delaware
398	EQR-Fresca 2009 Limited Partnership	Delaware
399	EQR-Frewac 2008 GP, LLC	Delaware
400	EQR-Frewac 2008 Limited Partnership	Delaware
401	EQR-Gaia Berkeley Limited Partnership	Delaware
402	EQR-Gaia Berkeley, LLC	Delaware
403	EQR-Gallery Apartments Limited Partnership	Illinois
404	EQR-Gallery, L.L.C.	Delaware

	Entity	Formation State
405	EQR-Gateway at Malden Center, LLC	Delaware
406	EQR-Georgian Woods, L.L.C.	Delaware
407	EQR-Girard LLC	Delaware
408	EQR-Glendale, LLC	Delaware
409	EQR-GLO Apartments Limited Partnership	Delaware
410	EQR-GLO Apartments, LLC	Delaware
411	EQR-GLO Low Income Limited Partnership	Delaware
412	EQR-Governor's Place Financing Limited Partnership	Illinois
413	EQR-Hacienda GP LLC	Delaware
414	EQR-Hacienda LP	Delaware
415	EQR-Hampshire Place Conversion, LLC	Delaware
416	EQR-Hampshire Place, LP	Delaware
417	EQR-Harbor Steps Member, L.L.C.	Delaware
418	EQR-Harbor Steps, L.L.C.	Delaware
419	EQR-Heritage Ridge, L.L.C.	Delaware
420	EQR-Heritage Ridge, L.P.	Delaware
421	EQR-Herndon, L.L.C.	Delaware
422	EQR-HHC 1&2 GP, LLC	Delaware
423	EQR-HHC 1&2, LP	Delaware
424	EQR-Highlands, LLC	Delaware
425	EQR-Hikari Apartments, LP	California
426	EQR-Hikari GP, LLC	Delaware
427	EQR-Hikari Landlord, LP	California
428	EQR-Hikari Low-Income, LP	Delaware
429	EQR-Hillside Limited Partnership	Delaware
430	EQR-Hillside, LLC	Delaware
431	EQR-Holding, LLC	Delaware
432	EQR-Holding, LLC2	Delaware
433	EQR-Hudson Crossing, LLC	Delaware
434	EQR-Hudson Pointe, L.L.C.	Delaware
435	EQR-Huntington Park Vistas, Inc.	Illinois
436	EQR-Hyattsville, LLC	Delaware
437	EQR-Ivory Wood, L.L.C.	Delaware
438	EQR-Joyce on Pentagon Row, LLC	Delaware
439	EQR-Kelvin Court, LLC	Delaware
440	EQR-Kenwood Mews GP LLC	Delaware
441	EQR-Kenwood Mews LP	Delaware
442	EQR-La Terrazza at Colma Station GP, LLC	Delaware
443	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
444	EQR-Lake Underhill, L.L.C.	Delaware
445	EQR-Lakeshore at Preston, LLC	Illinois
446	EQR-Lawrence, L.L.C.	Delaware
447	EQR-Legacy Holdings JV Member, LLC	Delaware
448	EQR-Lexford Lender, L.L.C.	Delaware
449	EQR-Liberty Tower, LLC	Delaware
450	EQR-Lincoln Braintree, L.L.C.	Delaware
451	EQR-Lincoln Fairfax, L.L.C.	Delaware
452	EQR-Lincoln Laguna Clara L.P.	Delaware
453	EQR-Lincoln Santa Clara L.L.C.	Delaware
454	EQR-Lindbergh Place, L.L.C.	Delaware
455	EQR-Lindley Limited Partnership	Delaware

	Entity	Formation State
456	EQR-Lindley, LLC	Delaware
457	EQR-Lodge (OK) GP Limited Partnership	Illinois
458	EQR-Lombard, L.L.C.	Delaware
459	EQR-Loudoun, L.L.C.	Delaware
460	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
461	EQR-Madison LLC	Delaware
462	EQR-Madison & Henry, L.L.C.	Delaware
463	EQR-Mantena, LLC	Delaware
464	EQR-Marina Bay, L.L.C.	Delaware
465	EQR-Marina Del Rey-I GP LLC	Delaware
466	EQR-Marina Del Rey-I Limited Partnership	Delaware
467	EQR-Marina Del Rey-II GP LLC	Delaware
468	EQR-Marina Del Rey-II Limited Partnership	Delaware
469	EQR-Market Street Landing, LLC	Delaware
470	EQR-Market Village Conversion, LLC	Delaware
471	EQR-Market Village, LP	Delaware
472	EQR-Melrose, LLC	Delaware
473	EQR-Melrose, LP	Delaware
474	EQR-MET CA Financing Limited Partnership	Illinois
475	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
476	EQR-Mill Creek, L.L.C.	Delaware
477	EQR-Millbrook I, L.L.C.	Delaware
478	EQR-Millikan Avenue GP, LLC	Delaware
479	EQR-Millikan Avenue, LP	Delaware
480	EQR-Mission Bay Block 13 Limited Partnership	Delaware
481	EQR-Mission Bay Block 13, LLC	Delaware
482	EQR-Missions at Sunbow, L.L.C.	Delaware
483	EQR-Missouri, L.L.C.	Delaware
484	EQR-MLP 1, L.L.C.	Delaware
485	EQR-MLP 2, L.L.C.	Delaware
486	EQR-Moda, LLC	Delaware
487	EQR-Montclair Reserve, LLC	Delaware
488	EQR-Montclair, LLC	Delaware
489	EQR-Monte Viejo, L.L.C.	Delaware
490	EQR-Mountain Park Ranch, LLC	Delaware
491	EQR-Mountain View GP LLC	Delaware
492	EQR-Mountain View LP	Delaware
493	EQR-MR McCaslin Riverhill, LLC	Texas
494	EQR-Navitas LLC	Delaware
495	EQR-New Carlyle, LLC	Delaware
496	EQR-New Carlyle, LP	Delaware
497	EQR-NEW LLC	Delaware
498	EQR-NEW LLC3	Maryland
499	EQR-North Ninth LLC	Delaware
500	EQR-North Ninth II LLC	Delaware
501	EQR-North Pier, L.L.C.	Delaware
502	EQR-Northpark Limited Partnership	Delaware
503	EQR-Northpark, LLC	Delaware
504	EQR-Oak Park Limited Partnership	Delaware
505	EQR-Old Town Lofts LLC	Delaware
506	EQR-Orchard Ridge Vistas, Inc.	Illinois

	Entity	Formation State
507	EQR-Oregon, L.L.C.	Delaware
508	EQR-Overlook Manor II, L.L.C.	Delaware
509	EQR-Pacific Place, LLC	Delaware
510	EQR-Pacific Place, LP	Delaware
511	EQR-Packard LLC	Delaware
512	EQR-Palm Harbor, L.L.C.	Delaware
513	EQR-Paradise Pointe Vistas, Inc.	Illinois
514	EQR-Parallel Residual JV 2 Member, LLC	Delaware
515	EQR-Parc Vue, L.L.C.	Delaware
516	EQR-Park Place I General Partnership	Illinois
517	EQR-Park Place II General Partnership	Illinois
518	EQR-Park West (CA) Vistas, Inc.	Illinois
519	EQR-Parkside Limited Partnership	Texas
520	EQR-Peachtree, L.L.C.	Delaware
521	EQR-Pearl LLC	Delaware
522	EQR-Pegasus Apartments, LP	Delaware
523	EQR-Perimeter Center, L.L.C.	Delaware
524	EQR-Pershing, LLC	Delaware
525	EQR-Piedmont, L.L.C.	Delaware
526	EQR-Plantation Financing Limited Partnership	Illinois
527	EQR-Playa Del Rey GP LLC	Delaware
528	EQR-Playa Del Rey LP	Delaware
529	EQR-Portland Center, L.L.C.	Delaware
530	EQR-Prado GP LLC	Delaware
531	EQR-Prado LP	Delaware
532	EQR-Prime, L.L.C.	Delaware
533	EQR-Prospect Towers Phase II LLC	Delaware
534	EQR-QRS Highline Oaks, Inc.	Illinois
535	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
536	EQR-Ranch at Fossil Creek, L.P.	Texas
537	EQR-Redmond Way, LLC	Delaware
538	EQR-Regency Park, LLC	Delaware
539	EQR-Rehab Master GP, L.L.C.	Delaware
540	EQR-Rehab Master Limited Partnership	Delaware
541	EQR-Renaissance Villas Limited Partnership	Delaware
542	EQR-Renaissance Villas, LLC	Delaware
543	EQR-Reserve Square Limited Partnership	Illinois
544	EQR-Residual JV Member, LLC	Delaware
545	EQR-Rianna I, LLC	Delaware
546	EQR-Rianna II, LLC	Delaware
547	EQR-RID SP, L.L.C.	Delaware
548	EQR-Riva Terra I GP LLC	Delaware
549	EQR-Riva Terra I LP	Delaware
550	EQR-Riva Terra II GP LLC	Delaware
551	EQR-Riva Terra II LP	Delaware
552	EQR-River Park Limited Partnership	Illinois
553	EQR-Riverpark, LLC	Delaware
554	EQR-Riverside Corp.	Delaware
555	EQR-Rivertower A, LLC	Delaware
556	EQR-Rivertower B, LLC	Delaware
557	EQR-Rivertower C, LLC	Delaware

	Entity	Formation State
558	EQR-Rivertower D, LLC	Delaware
559	EQR-Rivertower E, LLC	Delaware
560	EQR-Rivertower, LLC	Delaware
561	EQR-Sakura Apartments, LP	California
562	EQR-Sakura GP, LLC	Delaware
563	EQR-Sakura Landlord, LP	California
564	EQR-Sakura Low-Income, LP	Delaware
565	EQR-Sawgrass Cove Vistas, Inc.	Illinois
566	EQR-Seattle Member LLC	Delaware
567	EQR-Second and Pine II, LLC	Delaware
568	EQR-Second and Pine, LLC	Delaware
569	EQR-Shadow Creek, L.L.C.	Delaware
570	EQR-Siena Terrace, LP	Delaware
571	EQR-Silver Spring Gateway Residential, LLC	Delaware
572	EQR-Silver Spring Gateway, LLC	Delaware
573	EQR-Silver Spring Residential Associates, LLC	Delaware
574	EQR-Skylark Limited Partnership	Delaware
575	EQR-Skyline Terrace Limited Partnership	Delaware
576	EQR-Skyline Terrace, LLC	Delaware
577	EQR-Skyline Towers Member, LLC	Delaware
578	EQR-Skyline Towers, L.L.C.	Delaware
579	EQR-Skyview GP, LLC	Delaware
580	EQR-Skyview, LP	Delaware
581	EQR-Smoketree, LLC	Delaware
582	EQR-Soma II GP LLC	Delaware
583	EQR-Soma II LP	Delaware
584	EQR-Sombra 2008 GP, LLC	Delaware
585	EQR-Sombra 2008 Limited Partnership	Delaware
586	EQR-South City Station GP LLC	Delaware
587	EQR-South City Station LP	Delaware
588	EQR-South Plainfield I, L.P.	Delaware
589	EQR-South Plainfield, L.L.C.	Delaware
590	EQR-Southwood GP Limited Partnership	California
591	EQR-Southwood Limited Partnership	California
592	EQR-Southwood LP I Limited Partnership	California
593	EQR-Southwood LP II Limited Partnership	California
594	EQR-Springline LLC	Delaware
595	EQR-Square One LLC	Delaware
596	EQR-Square One Member LLC	Delaware
597	EQR-Stonelake GP, L.L.C.	Delaware
598	EQR-Stonelake Limited Partnership	Illinois
599	EQR-Stoney Ridge SPE, L.L.C.	Delaware
600	EQR-Stonybrook, L.L.C.	Delaware
601	EQR-Summer Creek, L.L.C.	Delaware
602	EQR-Sunrise Developer, LLC	Delaware
603	EQR-Sunrise Member, LLC	Delaware
604	EQR-Surrey Downs GP Limited Partnership	Washington
605	EQR-Surrey Downs, LLC	Delaware
606	EQR-SWN Line Financing Limited Partnership	Illinois
607	EQR-SWN Line Vistas, Inc.	Illinois
608	EQR-Talleyrand, L.L.C.	Delaware

	Entity	Formation State
609	EQR-Tallman, LLC	Delaware
610	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
611	EQR-Teresina Limited Partnership	Delaware
612	EQR-Teresina, LLC	Delaware
613	EQR-Terraces Limited Partnership	Delaware
614	EQR-Terraces, LLC	Delaware
615	EQR-The Carlyle, L.L.C.	Delaware
616	EQR-The Hesby LLC	Delaware
617	EQR-The Hesby LP	Delaware
618	EQR-The Oaks LP	Delaware
619	EQR-The Oaks GP LLC	Delaware
620	EQR-The Palms, L.L.C.	Delaware
621	EQR-The Retreat, L.L.C.	Delaware
622	EQR-The Ridge, L.L.C.	Delaware
623	EQR-The Waterford at Orange Park, Inc.	Illinois
624	EQR-The Waterford at Orange Park, L.L.C.	Delaware
625	EQR-Timberwood GP Limited Partnership	Colorado
626	EQR-Timberwood Limited Partnership	Colorado
627	EQR-Toscana Apartments, LP	Delaware
628	EQR-Touriel Berkeley Limited Partnership	Delaware
629	EQR-Touriel Berkeley, LLC	Delaware
630	EQR-Town Square at Millbrook, LLC	Delaware
631	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
632	EQR-Townhouse Gardens, LLC	Delaware
633	EQR-Townhouse Gardens, LP	Delaware
634	EQR-Townhouse Plaza, LLC	Delaware
635	EQR-Townhouse Plaza, LP	Delaware
636	EQR-Turnberry Isle, LLC	Delaware
637	EQR-Turnberry, L.L.C.	Delaware
638	EQR-Turnberry, LP	Delaware
639	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
640	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
641	EQR-Uwajimaya Village, L.L.C.	Delaware
642	EQR-Valencia GP LLC	Delaware
643	EQR-Valencia Limited Partnership	Delaware
644	EQR-Valley Park South Financing Limited Partnership	Illinois
645	EQR-Vantage GP LLC	Delaware
646	EQR-Vantage LP	Delaware
647	EQR-Vantage Pointe Limited Partnership	Delaware
648	EQR-Vantage Pointe, LLC	Delaware
649	EQR-Veloce, LLC	Delaware
650	EQR-Venn at Main A LLC	Delaware
651	EQR-Venn at Main B LLC	Delaware
652	EQR-Venn at Main LLC	Delaware
653	EQR-Versailles Limited Partnership	Delaware
654	EQR-Versailles, LLC	Delaware
655	EQR-Victor, L.L.C.	Delaware
656	EQR-Victor, L.P.	Delaware
657	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
658	EQR-Villa Solana Vistas, Inc.	Illinois
659	EQR-Village at Lakewood, LLC	Delaware

	Entity	Formation State
660	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
661	EQR-Vintage I, L.P.	Delaware
662	EQR-Vintage II, L.L.C.	Delaware
663	EQR-Virginia, L.L.C.	Delaware
664	EQR-Vista del Lago, LLC	Delaware
665	EQR-Vista del Lago, LP	Delaware
666	EQR-Vista Developer, LP	Delaware
667	EQR-Vista Member, LLC	Delaware
668	EQR-Vistas Courthouse, LLC	Delaware
669	EQR-Walden Park, LLC	Delaware
670	EQR-Warwick, L.L.C.	Delaware
671	EQR-Washington, L.L.C.	Delaware
672	EQR-Waterfall, L.L.C.	Delaware
673	EQR-Waterford Place, L.L.C.	Delaware
674	EQR-Watermarke I, LLC	Delaware
675	EQR-Watermarke II, LLC	Delaware
676	EQR-Waterside, L.L.C.	Delaware
677	EQR-Watson General Partnership	Illinois
678	EQR-Wellfan 2008 GP, LLC	Delaware
679	EQR-Wellfan 2008 Limited Partnership	Delaware
680	EQR-Wellington Hill Financing Limited Partnership	Illinois
681	EQR-Wellington, L.L.C.	Delaware
682	EQR-West Coast Portfolio GP, LLC	Delaware
683	EQR-West Seattle, LLC	Delaware
684	EQR-Westfield Village, L.L.C.	Delaware
685	EQR-Westgate Pasadena II, LP	Delaware
686	EQR-Westport, L.L.C.	Delaware
687	EQR-Westside GP LLC	Delaware
688	EQR-Westside LP	Delaware
689	EQR-Whisper Creek, L.L.C.	Delaware
690	EQR-Willard, LLC	Delaware
691	EQR-Windemere, LLC	Delaware
692	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
693	EQR-Woodland Park A Limited Partnership	Delaware
694	EQR-Woodland Park A, LLC	Delaware
695	EQR-Woodland Park B Limited Partnership	Delaware
696	EQR-Woodland Park B, LLC	Delaware
697	EQR-Woodland Park C Limited Partnership	Delaware
698	EQR-Woodland Park C, LLC	Delaware
699	EQR-Woodland Park Limited Partnership	Delaware
700	EQR-Woodland Park, LLC	Delaware
701	EQR-Woodleaf Apartments GP, LLC	Delaware
702	EQR-Woodleaf Apartments, LP	Delaware
703	EQR-Woodridge I GP Limited Partnership	Colorado
704	EQR-Woodridge I Limited Partnership	Colorado
705	EQR-Woodridge II GP Limited Partnership	Colorado
706	EQR-Woodridge II Limited Partnership	Colorado
707	EQR-Woodridge III Limited Partnership	Colorado
708	EQR-Worldgate, LLC	Delaware
709	EQR-Wyndridge II, L.L.C.	Delaware
710	EQR-Wyndridge III, L.L.C.	Delaware

	Entity	Formation State
711	EQR-Yorktowne Financing Limited Partnership	Illinois
712	EQR-Zurich, L.L.C.	Delaware
713	Equity Corporate Housing, Inc.	Ohio
714	Equity Marina Bay Phase II, L.L.C.	Delaware
715	Equity Residential Foundation	Illinois
716	Equity Residential Management, L.L.C.	Delaware
717	Equity Residential Properties Management Corp.	Delaware
718	Equity Residential Properties Management Corp. II	Delaware
719	Equity Residential Properties Management Corp. Protective Trust II	Delaware
720	Equity Residential REIT Services Inc.	Delaware
721	Equity Residential REIT Services II, Inc.	Delaware
722	Equity Residential Services II, LLC	Illinois
723	Equity Residential Services, L.L.C.	Delaware
724	Equity-Lodge Venture Limited Partnership	Illinois
725	Equity-Tasman Apartments LLC	Delaware
726	ERP Holding Co., Inc.	Delaware
727	ERP Operating Limited Partnership	Illinois
728	ERP-New England Program, L.L.C.	Delaware
729	ERP-QRS Arbors, Inc.	Illinois
730	ERP-QRS BS, Inc.	Illinois
731	ERP-QRS Cedar Ridge, Inc.	Illinois
732	ERP-QRS Country Club I, Inc.	Illinois
733	ERP-QRS Country Club II, Inc.	Illinois
734	ERP-QRS Country Ridge, Inc.	Illinois
735	ERP-QRS CPRT II, Inc.	Illinois
736	ERP-QRS CPRT, Inc.	Illinois
737	ERP-QRS Emerald Place, Inc.	Illinois
738	ERP-QRS Essex Place, Inc.	Illinois
739	ERP-QRS Fairfield, Inc.	Illinois
740	ERP-QRS Flatlands, Inc.	Illinois
741	ERP-QRS Georgian Woods Annex, Inc.	Illinois
742	ERP-QRS Glenlake Club, Inc.	Illinois
743	ERP-QRS Grove L.P., Inc.	Illinois
744	ERP-QRS Lincoln, Inc.	Delaware
745	ERP-QRS Lodge (OK), Inc.	Illinois
746	ERP-QRS Magnum, Inc.	Illinois
747	ERP-QRS MET CA, Inc.	Illinois
748	ERP-QRS Northampton I, Inc.	Illinois
749	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
750	ERP-QRS SWN Line, Inc.	Illinois
751	ERP-QRS Towne Centre III, Inc.	Illinois
752	ERP-QRS Towne Centre IV, Inc.	Illinois
753	ERP-Southeast Properties, L.L.C.	Georgia
754	ET 400 PAS, LLC	Delaware
755	Evans Withycombe Finance Partnership, L.P.	Delaware
756	Evans Withycombe Management, Inc.	Arizona
757	Evans Withycombe Residential, L.P.	Delaware
758	Feather River Community Rentals, L.P.	California
759	Feather River G.P. Corp.	Delaware
760	Florida Partners G.P.	Illinois
761	Fort Lewis SPE, Inc.	Delaware

	Entity	Formation State
762	GC Southeast Partners, L.P.	Delaware
763	Geary Courtyard Associates	California
764	Georgian Woods Annex Associates	Maryland
765	Governor's Green I Trust	Delaware
766	Governor's Green II Trust	Delaware
767	Governor's Green III Trust	Delaware
768	GPT-929 House, LLC	Delaware
769	GPT-Abington Glen, LLC	Delaware
770	GPT-Abington Land, LLC	Delaware
771	GPT-Acton, LLC	Delaware
772	GPT-Briar Knoll, LLC	Delaware
773	GPT-CC, LLC	Delaware
774	GPT-Cedar Glen, LLC	Delaware
775	GPT-CG, LLC	Delaware
776	GPT-Chestnut Glen, LLC	Delaware
777	GPT-Conway Court, LLC	Delaware
778	GPT-East Haven, LLC	Delaware
779	GPT-East Providence, LLC	Delaware
780	GPT-Enfield, LLC	Delaware
781	GPT-Glen Grove, LLC	Delaware
782	GPT-Glen Meadow, LLC	Delaware
783	GPT-GOF II, LLC	Delaware
784	GPT-Gosnold Grove, LLC	Delaware
785	GPT-Heritage Green, LLC	Delaware
786	GPT-HG, LLC	Delaware
787	GPT-Highland Glen, LLC	Delaware
788	GPT-Jaclen Tower, LLC	Delaware
789	GPT-Longfellow Glen, LLC	Delaware
790	GPT-Nehoiden Glen, LLC	Delaware
791	GPT-Noonan Glen, LLC	Delaware
792	GPT-Norton Glen, LLC	Delaware
793	GPT-Old Mill Glen, LLC	Delaware
794	GPT-Phillips Park, LLC	Delaware
795	GPT-RG Amherst, LLC	Delaware
796	GPT-RG Fall River, LLC	Delaware
797	GPT-RG Milford, LLC	Delaware
798	GPT-RG, LLC	Delaware
799	GPT-Rockingham Glen, LLC	Delaware
800	GPT-SHG, LLC	Delaware
801	GPT-Sturbridge, LLC	Delaware
802	GPT-Summer Hill Glen, LLC	Delaware
803	GPT-Webster Green, LLC	Delaware
804	GPT-West Springfield, LLC	Delaware
805	GPT-Westfield, LLC	Delaware
806	GPT-Westwood Glen, LLC	Delaware
807	GPT-WG, LLC	Delaware
808	GPT-WILG, LLC	Delaware
809	GPT-Wilkens Glen, LLC	Delaware
810	GPT-Winchester Wood, LLC	Delaware
811	GPT-Windsor, LLC	Delaware
812	GR-Cedar Glen, LP	Delaware

	Entity	Formation State
813	GR-Conway Court, L.P.	Delaware
814	GR-Highland Glen, L.P.	Delaware
815	GR-Northeast Apartments Associates, LLC	Delaware
816	GR-Rockingham Glen, L.P.	Delaware
817	GR-Summer Hill Glen, L.P.	Delaware
818	GR-Westwood Glen, L.P.	Delaware
819	GR-Wilkens Glen, L.P.	Delaware
820	Greentree Apartments Limited Partnership	Maryland
821	Greenwich Woods Associates Limited Partnership	Maryland
822	Greenworks Renewable Energy, LLC	Delaware
823	Grove Development LLC	Delaware
824	Grove Operating, L.P.	Delaware
825	Grove Rocky Hill, L.L.C.	Delaware
826	Guilford Company, Inc.	Alabama
827	HEW SUB LLC	New York
828	HEW-RAD Realty Corp.	New York
829	Hidden Lake Associates, L.P.	California
830	Hidden Lake G.P. Corp.	Delaware
831	Hunter's Glen General Partnership	Illinois
832	Kelvin Court Limited Partnership	Delaware
833	Kingsport Apartments, L.L.C.	Virginia
834	Lake Mendota Investments LLC	Delaware
835	Lakeview Community Rentals, L.P.	California
836	Lakeview G.P. Corp.	Delaware
837	Lakewood Community Rentals G.P. Corp.	Delaware
838	Lakewood Community Rentals, L.P.	California
839	Landon Legacy Partners Limited	Texas
840	Landon Prairie Creek Partners Limited	Texas
841	Lantern Cove Associates, L.P.	California
842	Lantern Cove G.P. Corp.	Delaware
843	Lawrence Downtown Holdings, LLC	Delaware
844	Lawrence Street Borrower, LLC	Delaware
845	Lawrence Street Partners, LLC	Delaware
846	Legacy Holdings JV, LLC	Delaware
847	Lenox Place Limited Partnership	Texas
848	Lexford GP III, LLC	Florida
849	Lexford Guilford GP, LLC	Ohio
850	Lexford Guilford, Inc.	Ohio
851	Lexford Partners, L.L.C.	Ohio
852	Lexford Properties, L.P.	Ohio
853	Lincoln Herndon Residential LLC	Delaware
854	Lincoln Maples Associates LLC	Delaware
855	Linear Park, Inc.	California
856	LMI Cheshire Bridge LLC	Delaware
857	LMI Pembroke Landings LLC	Delaware
858	LMI Preston Park LLC	Delaware
859	LMI Riverbend LLC	Delaware
860	LMI Rosemont LLC	Delaware
861	LMI Windward Park LLC	Delaware
862	Lofts 590 LLC	Delaware
863	Longview Place, LLC	Delaware

	Entity	Formation State
864	Merry Land DownREIT I LP	Georgia
865	Mesa del Oso Associates, L.P.	California
866	Mesa del Oso G.P. Corp.	Delaware
867	Mission Verde Condominium Homeowners Association	California
868	ML North Carolina Apartments LP	Georgia
869	ML Tennessee Apartments LP	Georgia
870	Move, Inc.	Delaware
871	Mozaic Loan Acquisition, LP	Delaware
872	Multifamily Portfolio LP Limited Partnership	Delaware
873	Multifamily Portfolio Partners, Inc.	Delaware
874	North Pier L.L.C.	Delaware
875	Oaks at Baymeadows Associates	Florida
876	OEC Holdings LLC	Delaware
877	Old Redwoods LLC	Delaware
878	One Henry Adams Owners Association	California
879	PHS SUB LLC	New York
880	PHS-HEW SUB LLC	New York
881	Pines Whisper, LLC	Florida
882	Port Royale Holdings, LLC	Delaware
883	Potrero 1010 Owners Association	California
884	Prince George's Metro Apartments, LLC	Delaware
885	PSH Realty Corp.	New York
886	Purcel Woodward and Ames, L.L.C.	New York
887	QRS-740 River Drive, Inc.	Illinois
888	QRS-Arboretum, Inc.	Illinois
889	QRS-ArtCapLoan, Inc.	Illinois
890	QRS-Bond, Inc.	Illinois
891	QRS-Chardonnay Park, Inc.	Illinois
892	QRS-Codelle, Inc.	Illinois
893	QRS-Connor, Inc.	Illinois
894	QRS-Cove, Inc.	Illinois
895	QRS-Employer, Inc.	Delaware
896	QRS-Fancap 2000A, Inc.	Illinois
897	QRS-Fernbrook, Inc.	Illinois
898	QRS-Greentree I, Inc.	Illinois
899	QRS-LLC, Inc.	Illinois
900	QRS-Marks A, Inc.	Illinois
901	QRS-Marks B, Inc.	Illinois
902	QRS-North Hill, Inc.	Illinois
903	QRS-RWE, Inc.	Texas
904	QRS-Scarborough, Inc.	Illinois
905	QRS-Siena Terrace, Inc.	Illinois
906	QRS-Summit Center, Inc.	Illinois
907	QRS-Towers at Portside, Inc.	Illinois
908	QRS-Townhomes of Meadowbrook, Inc.	Illinois
909	QRS-Vinings at Ashley Lake, Inc.	Illinois
910	QRS-Warwick, Inc.	Illinois
911	QRS-Waterfall, Inc.	Illinois
912	Redwood Shores Owners Association	California
913	Reserve Square, Inc.	Ohio
914	Residential Insurance Agency, LLC	Delaware

	Entity	Formation State
915	Residential Insurance Agency, LLC	Ohio
916	Riverpark Redmond Condominium Association	Washington
917	Rosehill Pointe General Partnership	Illinois
918	San Norterra Apartments LLC	Delaware
919	Sarasota Beneva Place Associates, Ltd.	Florida
920	Schooner Bay I Associates, L.P.	California
921	Schooner Bay I G.P. Corp.	Delaware
922	Schooner Bay II Associates, L.P.	California
923	Schooner Bay II G.P. Corp.	Delaware
924	Seagull Drive Joint Venture	Florida
925	Second and Pine Owners Association	Washington
926	Second Country Club Associates Limited Partnership	Maryland
927	Second Georgian Woods Limited Partnership	Maryland
928	Sheffield Apartments, L.L.C.	Virginia
929	Smith Property Holdings 4411 Connecticut LLC	Delaware
930	Smith Property Holdings Alban Towers LLC	Delaware
931	Smith Property Holdings Columbia Road LP	Delaware
932	Smith Property Holdings Cronin's Landing LP	Delaware
933	Smith Property Holdings Crystal Towers LP	Delaware
934	Smith Property Holdings Parc Vista LLC	Delaware
935	Smith Property Holdings Seven LP	Delaware
936	Smith Property Holdings Six (D.C.) LP	Delaware
937	Smith Property Holdings Three (D.C.) LP	Delaware
938	Smith Property Holdings Three LP	Delaware
939	Smith Property Holdings Two (D.C.) LP	Delaware
940	Smith Property Holdings Van Ness LP	Delaware
941	Smith Property Holdings Water Park Towers LLC	Delaware
942	Smith Property Holdings Wilson LLC	Delaware
943	Smith Realty Company	Delaware
944	Songbird General Partnership	Illinois
945	South Shore Associates, L.P.	California
946	South Shore G.P. Corp.	Delaware
947	Summit Center, LLC	Florida
948	Sunny Oak Village General Partnership	Illinois
949	Sunrise Village Development, LLC	Delaware
950	Sunrise Village Joint Venture, LLC	Delaware
951	Tanglewood Apartments, L.L.C.	Virginia
952	The Cleo Homeowners' Association	California
953	The Crossings Associates	Florida
954	The Gates of Redmond, L.L.C.	Washington
955	The Landings Holding Company, L.L.C.	New Jersey
956	The Landings Urban Renewal Company, L.L.C.	New Jersey
957	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
958	Third Greentree Associates Limited Partnership	Maryland
959	Tierra Antigua Associates, L.P.	California
960	Tierra Antigua G.P. Corp.	Delaware
961	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
962	Vinings Club at Metrowest Limited Partnership	Texas
963	Vista Montana Park Apartments Holdings, LLC	Delaware
964	Vista Montana Park Homes LLC	Delaware
965	Wadlington Investments General Partnership	Illinois

	Entity	Formation State
966	Wadlington, Inc.	Illinois
967	Waterfield Square I Associates, L.P.	California
968	Waterfield Square I G.P. Corp.	Delaware
969	Waterfield Square II Associates, L.P.	California
970	Waterfield Square II G.P. Corp.	Delaware
971	Watermarke Associates	Delaware
972	Waterton Tenside Holdings LLC	Delaware
973	Wellsford San Tropez Corporation	Arizona
974	Wellsford Warwick Corp.	Colorado
975	Westchester at Town Center (Borrower) GP LLC	Delaware
976	Westchester at Town Center (Borrower) LP	Delaware
977	Westchester at Town Center GP LLC	Delaware
978	Westchester at Town Center LP	Delaware
979	Western Hill Condominium Association	Washington
980	Westgate Pasadena Apartments GP, LLC	Delaware
981	Westgate Pasadena Apartments, L.P.	Delaware
982	Westgate Pasadena, LLC	Delaware
983	WHRP, Inc.	Maryland
984	Willow Brook Associates, L.P.	California
985	Willow Brook G.P. Corp.	Delaware
986	Willow Creek Community Rentals, L.P.	California
987	Willow Creek G.P. Corp.	Delaware
988	Wisconsin Place Residential LLC	Delaware
989	Wisconsin Place Retail LLC	Delaware
990	WNY Parkland Holdings, LLC	Delaware
991	Woodbine Properties	Missouri
992	Woolbright Place Master Association, Inc.	Florida
993	WP Project Developer LLC	Delaware